Rule 497(d)


                                     FT 1011

                          Supplement to the Prospectus

    Notwithstanding anything to the contrary in the Prospectus, FTP Services LLC, an affiliate of the Depositor, will act as Fund/SERV Unit Servicing Agent to the Trusts with respect to the Trusts' Fund/SERV Units. Fund/SERV Units are Units purchased and sold through the Fund/SERV trading system. In all other respects, Fund/SERV Units are identical to other Units.

    The Fund/SERV CUSIPs for the Trusts are as follows:

 Trust                                                 Fund/SERV CUSIP number
 -----                                                 ----------------------
 Convertible & Income Closed-End Portfolio, Series 3   30269T737
 Strategic Income Closed-End Portfolio, Series 7       30269T836

November 1, 2005